EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report of SPO Medical., (the "Company") on Form 10-QSB for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Braunold, Chief Executive Officer (and Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 12, 2005                            By: /s/ Michael Braunold
                                                    --------------------
                                                    Michael Braunold
                                                    Chief Executive Officer and
                                                    Principal Financial Officer


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